SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2003

POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	NO. 0-13818	NO. 66-0416582
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 MUÑOZ RIVERA AVENUE
HATO REY, PUERTO RICO	00918

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 765-9800

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     99(a) Quarterly Report to Shareholders for the quarter ended June 30, 2003

Item 12. Disclosure of Results of Operations and Financial Condition

     On August 7, 2003, the Corporation mailed and released its Quarterly Report to Shareholders including the unaudited operational results for the quarter ended June 30, 2003, a copy of which is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated herein by reference. The information in this report shall not be treated as filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)

Date: August 7, 2003	By: Name: Title:	S/Amílcar L. Jordán Amílcar L. Jordán Senior Vice President and Comptroller

Exhibit Index

Exhibit Number	Description

99(a)	Quarterly Report to Shareholders for the quarter ended June 30, 2003.